SBL Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated November 29, 2012

to the Prospectus and Statement of Additional Information Dated May 1, 2012

This supplement provides new and additional information beyond that contained in the currently effective Prospectus and Statement of Additional Information (“SAI”) for Series E (U.S. Intermediate Bond Series) (the “Series”).

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

At a meeting held on November 15, 2012, the Board of Directors of the Series approved certain changes to the Series’ investment program. In particular, the Board approved the following:

•	a change of the Series’ name to Series E (Total Return Bond Series);

•	changes to the Series’ principal investment strategies, including the Series’ non-fundamental 80% policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended; and

•	removal of the non-fundamental policy relating to borrowing.

The changes to the Series discussed above will become effective on January 28, 2013. As a result, effective January 28, 2013, the Prospectus and SAI will be supplemented and amended as follows:

PROSPECTUS

All references to Series E (U.S. Intermediate Bond Series) shall be changed to “Series E (Total Return Bond Series).”

The section titled “Investment Objective” on page 16 of the Prospectus is replaced to read as follows:

The Fund seeks to provide total return, comprised of current income and capital appreciation.

The section titled “Principal Investment Strategies” beginning on page 16 of the Prospectus is replaced to read as follows:

Principal Investment Strategies — The Series intends to pursue its investment objective by investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in debt securities. Such debt securities may include, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities, mortgage-backed and asset-backed securities, participations in and assignments of syndicated bank loans, zero-coupon bonds, municipal bonds, payment-in-kind securities (such as payment-in-kind bonds), convertible fixed-income securities, Rule 144A securities (and other non-registered or restricted securities) and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest. While the Series will principally invest in debt securities listed, traded or dealt in developed markets, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies. The Series may also invest in preferred stock and convertible securities. The Series may seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles including, but not restricted to, closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.

The Series may hold fixed income securities of any quality, rated or unrated, including, those that are rated below investment grade, or if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). However, the Series may not invest more than 20% of its assets in fixed-income securities that are below investment grade. The Series may hold securities of any duration or maturity.

With respect to syndicated bank loans, the Series may purchase participations in, or assignments of, floating rate syndicated bank loans that meet certain liquidity standards and will provide for interest rate adjustments at least every 397 days and which may be secured by real estate or other assets. These participations may be interests in, or assignments of, the loan and may be acquired from banks or brokers that have made the loan or members of the lending syndicate.

The Series also may seek certain exposures through derivative transactions, principally, foreign exchange forward contracts, futures on securities, indices, currencies and other investments; options; interest rate swaps, cross-currency swaps, total return swaps; and credit default swaps, which may also create economic leverage in the Series. The Series may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. The Series may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs , “To Be Announced” (“TBA”) transactions and/or dollar rolls). In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Series at a future date, but the seller does not specify the particular security to be delivered. Instead, the Series agrees to accept any security that meets specified terms. The Series may use leverage by entering into reverse repurchase agreements and borrowing transactions (such as lines of credit) for investment purposes.

Guggenheim Investments, the Series’ Investment Manager, uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector. Guggenheim Investments also considers macroeconomic outlook and geopolitical issues.

Guggenheim Investments may determine to sell a security for several reasons including, the following: (1) to adjust the portfolio’s average maturity, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed or for other credit reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Series does not intend to principally invest in defaulted securities, but if a security defaults subsequent to purchase by the Series, Guggenheim Investments will determine in its discretion whether to hold or dispose of such security. Under adverse market conditions (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments), the Series can make temporary defensive investments and may not be able to pursue its objective.

The following subsections are added to the section titled “Principal Risks” beginning on page 17 of the Prospectus:

Active Trading Risk — Active trading, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Series.

Convertible Securities Risk — Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Currency Risk — The Series’ indirect and direct exposure to foreign currencies subjects the Series to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Series. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

Emerging Markets Risk — Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed and developing countries.

Insurance Risk — Certain municipal securities may be insured by an insurer, such as a bank or other financial institution. Adverse developments affecting a particular insurer or, more generally, banks and financial institutions could have a negative effect on the value of the Series’ holdings in insured municipal securities. While insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of the Series’ shares caused by market changes.

Investment in Investment Vehicles Risk — Investing in other investment vehicles, including ETFs and other mutual funds, subjects the Series to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Series and its shareholders will incur its pro rata share of the underlying vehicles’ expenses.

Investments in Syndicated Bank Loans Risk — Investments in syndicated bank loans involve special types of risks, including credit risk, interest rate risk, liquidity risk and prepayment risk. Syndicated bank loans generally offer a floating interest rate. Syndicated bank loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Leverage Risk – The Series’ use of leverage through derivatives may cause the Series to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives.

Municipal Securities Risk — Municipal securities can be affected by unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers or the federal government in case it provides financial support to the municipality. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market.

Preferred Securities Risk — Preferred securities are subject to issuer-specific and market risks applicable to equity securities and generally fluctuate in value more than bonds.

Real Estate Securities Risk — The Series may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.

Repurchase Agreement and Reverse Repurchase Agreement Risk — In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Series or, in the case of a reverse repurchase agreement, the securities sold by the Series, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Series reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Series’ yield.

To Be Announced (“TBA”) Transactions Risk — The Series may enter into “To Be Announced” (“TBA”) transactions to purchase mortgage-backed securities for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the security to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised.

The “Average Annual Total Return Chart” on page 19 of the Prospectus will be revised to include the following row above the Barclays Capital Intermediate U.S. Government/Credit Index to reflect the Barclays Capital U.S. Aggregate Index as the Series’ new primary benchmark:

	1 Year	5 Years	10 Years
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%

The following subsections are added to the section titled “Descriptions of Principal Risks” beginning on page 59 of the Prospectus:

Active Trading Risk — Active trading will increase the costs a Series incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Series and, as a result, may lower the Series’ performance.

Insurance Risk — Certain municipal securities may be insured by an insurer, such as a bank or other financial institution. Adverse developments affecting a particular insurer or, more generally, banks and financial institutions could have a negative effect on the value of a Series’ holdings in insured municipal securities. For example, rating agency downgrades of an insurer, or other events in the credit markets that may affect the insured municipal bond market as a whole, may adversely affect the value of the insured municipal bonds held by a Series. While insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of a Series’ shares caused by market changes. It is also important to note that, although insurance may increase the credit safety of investments held by a Series, it decreases the Series’ yield as the Series may pay for the insurance directly or indirectly.

Municipal Securities Risk — A Series’ holdings of municipal securities will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers. Income from municipal bonds held by a Series could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipal issuer. In addition, a portion of a Series’ otherwise tax-exempt dividends may be taxable to those shareholders subject to the federal alternative minimum tax. To the extent that a Series invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Also, municipal securities backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of taxation supporting the project or assets or the inability to collect enough revenue. Because many municipal securities are issued to finance similar projects (especially those relating to education, health care, utilities and transportation), conditions in those sectors can affect the overall municipal market, including proposed federal, state or local legislation involving the financing of, or declining markets or needs for, such projects. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. For example, health care can be hurt by rising expenses and dependency on third party reimbursements, legislative changes and reductions in government spending; electric utilities are subject to governmental rate regulation; and private activity bonds rely on project revenues and the creditworthiness of the corporate user as opposed to governmental support. Municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by current budgetary constraints of the federal government. Other national governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market, and market conditions may directly impact the liquidity and valuation of municipal securities.

Real Estate Securities Risk — A Series may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. These risks include: losses from casualty or condemnation, and changes in local and general economic conditions, changes in real estate values and rental income, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, extended vacancies of properties, and the management skill and credit worthiness of the issuer. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns. The value of a REIT can depend on the structure of and cash flow generated by the REIT, and may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that a Series could be unfavorably affected by the poor performance of a single investment or investment type.

Because REITs are pooled investment vehicles that have expenses of their own, a Series will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique tax requirements which, if not met, could adversely affect dividend payments. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Repurchase Agreements and Reverse Repurchase Agreements Risk — In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Series or, in the case of a reverse repurchase agreement, the securities sold by the Series, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Series exceeds the repurchase price payable by the Series; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Series enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Series’ assets. As a result, such transactions may increase fluctuations in the net asset value of the Series’ shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Series reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Series’ yield.

To-Be-Announced (“TBA”) Transactions Risk — A Series may enter into “To Be Announced” (“TBA”) purchase commitments to purchase mortgage-backed securities for a fixed price at a future date. However, the selling counterparty does not specify the particular securities to be delivered. Instead, a Series agrees to accept any security that meets specified terms. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Series’ other assets. In addition, the counterparty may not deliver the security as promised.

The last paragraph in the subsection titled “Credit Risk” in the section titled “Descriptions of Principal Risks” on page 61 of the Prospectus is replaced to read as follows:

The syndicated bank loans and corporate debt securities in which a Series may invest are generally rated lower than investment grade credit quality, e.g., rated lower than “Baa” by Moody’s or “BBB” by S&P, or have been issued by issuers who have issued other debt securities which, if unrated, would be rated lower than investment grade credit quality. Bridge loans in which a Series may invest are generally unrated although the borrowers and their loans typically would be rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Investment Manager and not on rating agency evaluations. This analysis may be difficult to perform. Information about a syndicated bank loan and its issuer generally is not in the public domain. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders, and information may be available from other syndicated bank loans participants or agents that originate or administer syndicated bank loans.

The subsection titled “Investment in Syndicated Bank Loans Risk” in the section titled “Descriptions of Principal Risks” beginning on page 64 of the Prospectus is replaced to read as follows:

Investment in Syndicated Loans Risk — Syndicated bank loans and bridge loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. These loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and other types of acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

Syndicated bank loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower rated syndicated bank loans and debt securities (those of less than investment grade quality), involve greater risk of default on interest and principal payments than higher-rated syndicated bank loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the net asset value of shares of a Series investing in such investments also would decline. Generally, the lower the rating category, the more risky is the investment. Debt securities rated below BBB by S&P or Moody’s are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities. Syndicated bank loans are generally subject to less credit risk than junk bonds. They have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or security-holders that invest in them.

Syndicated bank loans generally offer a floating interest rate. Syndicated bank loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Bridge loans are short-term loan arrangements (e.g., maturities that are generally less than one year) typically made by an obligor following the failure of the obligor to secure other intermediate-term or long-term permanent financing. A bridge loan remains outstanding until more permanent financing, often in the form of high yield notes, can be obtained. Most bridge loans have a step-up provision under which the interest rate increases incrementally the longer the loan remains outstanding so as to incentivize the obligor to refinance as quickly as possible. In exchange for entering into a bridge loan, a Series typically will receive a commitment fee and interest payable under the bridge loan and may also have other expenses reimbursed by the obligor. Liquid assets are maintained to cover bridge loan commitments to avoid “senior securities” concerns. Bridge loans may be subordinate to other debt and generally are unsecured. They also often are illiquid and difficult to value.

Impairment of Collateral — Syndicated bank loans generally are secured by specific collateral of the borrowers and often are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. However, the collateral can be difficult to liquidate and the value of the collateral can decline or be insufficient to meet the obligations of the borrower. As a result, a syndicated bank loan may not be fully collateralized and can decline significantly in value. As a result, a Series might not receive payments to which it is entitled.

Limited Liquidity — Although the resale, or secondary, market for syndicated bank loans and bridge loans is growing, it is currently limited. There is no organized exchange or board of trade on which such loans are traded. Instead, the secondary market for syndicated bank loans is an unregulated inter-dealer or inter-bank re-sale market. Syndicated bank loans usually trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the syndicated bank loans in which a Series may invest will be relatively illiquid. In addition, syndicated bank loans in which a Series may invest may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede a Series’ ability to sell syndicated bank loans and may adversely affect the price that can be obtained. A Series may have difficulty disposing of syndicated bank loans if cash is needed to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause a Series to sell securities at lower prices than it otherwise would consider to meet cash needs, or may cause a Series to maintain a greater portion of its assets in cash equivalents than it otherwise would, which could negatively affect performance.

A Series values its assets daily. However, because the secondary market for syndicated bank loans and bridge loans is limited, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

A Series may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, a Series might be unable to trade securities of such a transaction in a security of such a borrower when it would otherwise be advantageous to do so and, as such, could incur a loss.

SAI

All references to Series E (U.S. Intermediate Bond Series) shall be changed to “Series E (Total Return Bond Series).”

The subsection titled “Series E (U.S. Intermediate Bond Series)” in the section titled “Additional Investment Policies of the Series” beginning on page 3 of the SAI is replaced to read as follows:

Series E (Total Return Bond Series) (formerly, Series E (U.S. Intermediate Bond Series)). The Series seeks to provide total return, comprised of current income and capital appreciation. The Series intends to pursue its investment objective by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) in debt securities. Should the Series change its policy of investing at least 80% of its assets in the type of investment suggested by its name, the Series will provide shareholders at least 60 days’ notice prior to making the change.

The following subsections are added to the section titled “Investment Policies and Management Practices” beginning on page 11 of the SAI:

Active Trading — Active trading will increase the costs a Series incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Series and, as a result, may lower the Series’ performance.

Commercial Paper — A Series may invest in commercial paper. A Series may invest in fixed rate or variable rate commercial paper, issued by U.S. or foreign entities. Commercial paper consists of short-term, (usually from 1 to 270 days) unsecured promissory notes issued by U.S. or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by a Series must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Investing in foreign commercial paper generally involves risks relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.

A Series may also invest in variable rate master demand notes. A variable rate master demand note (a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Municipal Securities —

General Risks. A Series may invest in municipal securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). A Series may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of A Series’ shares to be exempt from state and local taxes of the designated state. A Series may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if its Investment Manager believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax- Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” for purposes of a Series’ investment objective and policies.

The value of Municipal Bonds may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. From time to time, Congress has introduced proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds. State legislatures may also introduce proposals that would affect the state tax treatment of a Series’ distributions. If such proposals were enacted, the availability of Municipal Bonds and the value of a Series’ holdings would be affected, and the investment objectives and policies of a Series would likely be re-evaluated. Municipal bankruptcies have in the past been relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among Municipal Bond issuers within a state. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the Municipal Bonds held by a Series.

Similar Projects Risk. Because a Series may invest 25% or more of its assets in Municipal Bonds that finance similar projects, such as those relating to education, healthcare, housing, utilities, or water and sewers, a Series may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects. Below are some of the risks of such investments:

Education. In general, there are two types of education-related bonds: (i) those relating to projects for public and private colleges and universities; and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline resulting primarily from a decrease in student enrollment or reductions in state and federal funding. Restrictions on students’ ability to pay tuition, a reduction of the availability of state and federal funding, and declining general economic conditions are factors that may lead to declining or insufficient revenues. Student loan revenue bonds are generally offered by state authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others student loans may be private, uninsured loans made to parents or students that are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including: (i) the rate of student loan defaults; (ii) seasoning of the loan portfolio; (iii) and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include: (i) potential changes in federal legislation regarding student loan revenue bonds; (ii) state guarantee agency reimbursement; and (iii) continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing, and will likely continue to experience, increased competitive pressures. Federal legislation is expected to open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (i) the availability and cost of fuel, (ii) the availability and cost of capital, (iii) the effects of conservation on energy demand, (iv) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (v) timely and sufficient rate increases, and (vi) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. General and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers may also affect the industry. In the future, the following elements may adversely affect health care facility operations: (i) adoption of legislation proposing a national health insurance program; (ii) other state or local health care reform measures; (iii) medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; (iv) changes in medical coverage which alter the traditional fee-for-service revenue stream; and (v) efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agencies. Such bonds generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. Because it is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including: (i) acceptable completion of construction; (ii) proper management, occupancy and rent levels; (iii) economic conditions; and (iv) changes to current laws and regulations.

Water and Sewer. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates may impact issuers of water and sewer bonds.

Municipal Bond Insurance. A Series may purchase a Municipal Bond that is covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either: (i) the issuer at the time the Municipal Bond is issued (primary market insurance); or (ii) another party after the bond has been issued (secondary market insurance). Both of these types of insurance seek to guarantee the timely and scheduled repayment of all principal and payment of all interest on a Municipal Bond in the event of default by the issuer, and cover a Municipal Bond to its maturity, typically enhancing its credit quality and value.

Even if a Municipal Bond is insured, it is still subject to market fluctuations, which will result can result in fluctuations in the Series’ share price. In addition, a Municipal Bond insurance policy will not cover: (i) repayment of a Municipal Bond before maturity (redemption); (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond; or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a Municipal Bond issue whereby part of the Municipal Bond issue may be retired before maturity.

A significant portion of the Municipal Bonds issued and outstanding is insured by a small number of insurance companies, not all of which have the highest credit rating. As a result, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. Ratings of insured bonds reflect the credit rating of the insurer, based on the rating agency’s assessment of the creditworthiness of the insurer and its ability to pay claims on its insurance policies at the time of the assessment. While the obligation of a Municipal Bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that Municipal Bond insurers will meet their claims. A higher-than-anticipated default rate on Municipal Bonds (or other insurance the insurer provides) could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders.

A Series’ Investment Manager may decide to retain an insured Municipal Bond that is in default, or, in the Investment Manager’s view, in significant risk of default. While a Series holds a defaulted, insured Municipal Bond, the Series collects interest payments from the insurer and retains the right to collect principal from the insurer when the Municipal Bond matures, or in connection with a mandatory sinking fund redemption.

The last sentence of the subsection titled “Shares of Other Investment Vehicles” in the section titled “Investment Methods and Risk Factors” beginning on page 11 of the SAI is replaced to read as follows:

The Series’ (except Series E, Series N and Series P) investment in the securities of other investment companies will be limited so that, as determined immediately after a purchase is made, (1) not more than 3% of the total outstanding voting stock of any one investment company will be owned by the Series, (2) not more than 5% of the value of the total assets of the Series will be invested in the securities of any one investment company, and (3) not more than 10% of the value of the total assets of the Series will be invested in the securities of such other investment companies. Series E, Series N and Series P may invest in a diversified portfolio of ETFs and other pooled investment vehicles to the extent permitted under the 1940 Act.

The second paragraph of the subsection titled “Repurchase Agreements” in the section titled “Investment Methods and Risk Factors” beginning on page 12 in the SAI is replaced with the following:

Currently, Series A, B, J, V and Y may enter into repurchase agreements only with federal reserve system member banks with total assets of at least one billion dollars and equity capital of at least one hundred million dollars and “primary” dealers in U.S. government securities. These Series may enter into repurchase agreements, fully collateralized by U.S. government or agency securities, only on an overnight basis.

Series E and Series P may enter into repurchase agreements only with banks and broker/dealers believed to present minimal credit risks. Accordingly, each Series will enter into repurchase agreements only with (a) brokers having total capitalization of at least $40 million and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances or (b) banks having at least $1 billion in assets and a net worth of at least $100 million as of its most recent annual report.

The subsection titled “Senior Loans” in the section titled “Investment Methods and Risk Factors” beginning on page 17 in the SAI are replaced with the following:

Senior Loans. Certain Series may invest in syndicated bank loans. Syndicated bank loans are loans that are typically made to corporate borrowers to finance leveraged buy-outs, recapitalizations, mergers, acquisitions, stock repurchases and internal growth. Syndicated bank loans generally hold one of the most senior positions in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries and/or affiliates, and intangible assets including trademarks, copyrights, patent rights and franchise value. A Series may also receive guarantees as a form of collateral. Syndicated bank loans also include participation interests in syndicated bank loans or assignments of syndicated bank loans. A syndicated bank loan in which a Series may invest typically is structured by an agent bank acting on behalf of a group of lenders to whom the loan will be syndicated. The syndicate of lenders often consists of commercial and investment banks, thrift institutions, insurance companies, finance companies, mutual funds and other institutional investment vehicles or other financial institutions. Typically, the agent bank administers the syndicated bank loan on behalf of all the lenders. This lender is referred to as the agent bank. The agent is primarily responsible for negotiating on behalf of the original lenders the loan agreement which establishes the terms and conditions of the syndicated bank loan and the rights of the borrower and the lenders. The agent bank also is responsible for monitoring collateral, distributing required reporting, and for exercising remedies available to the lenders such as foreclosure upon collateral.

A Series may invest in a syndicated bank loan in one of two ways. It may purchase a participation interest, or it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a syndicated bank loan. The Series may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a syndicated bank loan previously attributable to a different lender. Unlike a participation interest, the Series will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment. Loan participations and assignment are discussed in detail above.

A Series will not originate loans. As such, it will not be buying in the “primary” market. When a Series purchases an existing assignment of a syndicated bank loan or purchases a participation interest in a syndicated bank loan, it is said to be purchasing in the “secondary” market. Purchases of syndicated bank loans in the secondary market may take place at, above, or below the par value of a syndicated bank loan. Purchases above par will effectively reduce the amount of interest being received by the Series through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Series through the amortization of the purchase price discount. The Series may be able to invest in syndicated bank loans only through participation interests or assignments at certain times when reduced direct investment opportunities in syndicated bank loans may exist.

If a Series purchases an assignment from a lender, the Series will generally have direct contractual rights against the borrower in favor of the lenders. On the other hand, if a Series purchases a participation interest either from a lender or a participant, the Series typically will have established a direct contractual relationship with the seller/issuer of the participation interest, but not with the borrower. Consequently, the Series is subject to the credit risk of the lender or participant who sold the participation interest to the Series, in addition to the usual credit risk of the borrower. Therefore, when the Series invests in syndicated bank loans through the purchase of participation interests, the Series’ Investment Manager must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Series and a borrower.

Typically, syndicated bank loans are secured by collateral that, at the time of origination, has a fair market value at least equal to the amount of such syndicated bank loan. The Investment Manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following a Series’ investment. Also, collateral may be difficult to sell, and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, the Series might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower’s owners may provide additional collateral, typically by pledging their ownership interest in the borrower as collateral for the loan. The borrower under a syndicated bank loan must comply with various restrictive covenants contained in any syndicated bank loan agreement between the borrower and the syndicate of lenders. A restrictive covenant is a promise by the borrower to not take certain action that may impair the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships and limits on total debt. In addition, a covenant may require the borrower to prepay the syndicated bank loan with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a syndicated bank loan agreement which is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding syndicated bank loan.

A Series will make an investment in a syndicated bank loan only after the Investment Manager determines that the investment is suitable for the Series based on the Investment Manager’s independent credit analysis. Generally, this means that the Investment Manager has determined that the likelihood that the corporation will meet its obligations is acceptable.

The rate of interest payable on syndicated bank loans is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are the London Interbank Offered Rate (“LIBOR”), the interest rate quoted by major U.S. money center commercial banks at which such banks are willing to lend U.S. dollars to their most creditworthy borrowers, as quoted daily in the Wall Street Journal (“Prime Rate”), the certificate of deposit (“CD”) rate, or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based syndicated bank loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based syndicated bank loans is reset periodically, typically between 30 days and 90 days. Certain of the syndicated bank loans in which a Series will invest may permit the borrower to select an interest rate reset period of up to one year. A portion of a Series’ investments may consist of loans with interest rates that are fixed for the term of the loan. Investment in syndicated bank loans with longer interest rate reset periods or loans with fixed interest rates may increase fluctuations in a Series’ net asset value as a result of changes in interest rates. However, a Series may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

Bridge loans are short-term loan arrangements (e.g., maturities that are generally less than one year) typically made by an obligor following the failure of the obligor to secure other intermediate-term or long-term permanent financing. A bridge loan remains outstanding until more permanent financing, often in the form of high yield notes, can be obtained. Most bridge loans have a step-up provision under which the interest rate increases incrementally the longer the loan remains outstanding so as to incentivize the obligor to refinance as quickly as possible. In exchange for entering into a bridge loan, a Series typically will receive a commitment fee and interest payable under the bridge loan and may also have other expenses reimbursed by the obligor. Liquid assets are maintained to cover bridge loan commitments to avoid “senior securities” concerns. Bridge loans may be subordinate to other debt and generally are unsecured. They also often are illiquid and difficult to value.

Unfunded commitments are contractual obligations pursuant to which a Series agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Typically, a Series receives a commitment fee for amounts that remain unfunded under its commitment. Unfunded commitments may subject the Series to similar risks to the risks described under “When-Issued and Forward Commitment Securities” and “TBA Purchase Commitments” discussed below.

Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Since a Series with a bridge loan or an unfunded loan commitment has a contractual obligation to lend money on short notice, it will maintain liquid assets in an amount at least equal in value to the amount of the loan or commitment. Liquid assets are maintained to cover “senior securities transactions” which may include, but are not limited to, a bridge loan or unfunded loan commitment. The value of “senior securities” holdings is marked-to-market daily to ensure proper coverage.

The following sentence is added to the end of the subsection titled “Leverage” in the section titled “Investment Methods and Risk Factors” on page 34 of the SAI is replaced to read as follows:

A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The Operating Policy regarding borrowing in the subsection titled “Operating Policies” in the section titled “Investment Restrictions” beginning on page 45 of the SAI is replaced to read as follows:

Borrowing The Series, except Series E and Series P, may not borrow money or securities for any purposes except that borrowing up to 10% of a Series’ total assets from commercial banks is permitted for emergency or temporary purposes. Series Z does not anticipate that it will borrow for the purpose of investing in securities, but it may borrow up to 5% of the Series’ total assets from commercial banks for emergency or temporary purposes.

Please Retain This Supplement for Future Reference